                                                                               .
                                                                               .
                                                                               .

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       5
                      TOP FIVE INDUSTRIES       5
         Q&A WITH YOUR PORTFOLIO MANAGERS       6
                        GLOSSARY OF TERMS      10

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      11
                     FINANCIAL STATEMENTS      14
            NOTES TO FINANCIAL STATEMENTS      20

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      26
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27




It's important not to let the events of the day overshadow your long-term plans.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 26, 2003

Dear Shareholder,

Van Kampen joins the nation in support of the coalition forces engaged in the war in Iraq. We commend their courage and sacrifice, and hope for their safe and speedy return home.

For all of us, the past weeks have prompted reflection on what matters most--family, friends and community.

At the same time, it's understandable if you're contemplating the direction of the markets and your investments. It's important not to let the events of the day overshadow your long-term plans. The market has persevered through many crises, and our nation's market system remains the strongest in the world. In addition, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

                  At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing a portfolio--in any market environment. We also believe strongly in the value of investment advice. In times such as these, your financial advisor is a particularly important resource for you. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC ACTIVITY THROUGHOUT FEBRUARY 2003 WAS LACKLUSTER. THE THREAT OF WAR FUELED AN OVERALL UNEASINESS FELT THROUGHOUT THE INVESTMENT COMMUNITY AND THE GENERAL POPULATION.

ACROSS MUCH OF THE COUNTRY, A LATE-SEASON SNOWFALL SLOWED ACTIVITY FURTHER. AS A RESULT, RETAIL SALES WERE WEAKER-THAN-EXPECTED. MEANWHILE, EMPLOYERS CONTINUED TO REDUCE PAYROLLS AND MANUFACTURERS DID NOT EXPAND BEYOND LEVELS ESTABLISHED EARLIER IN THE YEAR. ALSO, BUSINESSES AND CONSUMERS FOUND THEMSELVES ADJUSTING THEIR SPENDING PLANS AS ENERGY PRICES MOVED HIGHER.

DESPITE SUCH DISAPPOINTING DATA, SOME SIGNS OF STRENGTH REMAINED. EXISTING HOME SALES ROSE TO RECORD LEVELS, WHILE THE UPWARD REVISION OF THE FOURTH-QUARTER GROSS DOMESTIC PRODUCT DATA REFLECTED BETTER-THAN-EXPECTED GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2001--February 28, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 01                                                                       5.5                               3.5
                                                                             5.0                               2.9
                                                                             4.5                               3.3
May 01                                                                       4.0                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7
                                                                             3.0                               2.6
                                                                             2.5                               2.1
Nov 01                                                                       2.0                               1.9
                                                                            1.75                               1.6
                                                                            1.75                               1.1
Feb 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.6
May 02                                                                      1.75                               1.2
                                                                            1.75                               1.1
                                                                            1.75                               1.5
Aug 02                                                                      1.75                               1.8
                                                                            1.75                               1.5
                                                                            1.75                               2.0
Nov 02                                                                      1.25                               2.2
                                                                            1.25                               2.4
                                                                            1.25                               2.6
Feb 03                                                                      1.25                               3.0

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -2.07%          -2.47%     -2.47%
------------------------------------------------------------------------------
Six-month total return(2)                -7.79%          -7.35%     -3.45%
------------------------------------------------------------------------------
One-year total return(2)                -41.44%         -41.47%    -39.01%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -30.70%         -30.59%    -30.10%
------------------------------------------------------------------------------
Commencement date                      07/26/99        07/26/99   07/26/99
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2003)


1.   EBAY                        5.8%
     Operates a fully automated Internet
     auction service.

2.   KLA-TENCOR                  5.0%
     Develops quality control components
     and software for semiconductor
     manufacturers.

3.   MICROSOFT                   4.7%
     Develops and supports a range of
     software products.

4.   NOVELLUS SYSTEMS            4.6%
     Develops systems used in the
     manufacture of semiconductors and
     integrated circuits.

5.   CISCO SYSTEMS               4.6%
     Provides solutions that connect
     computing devices and computer
     networks.

6.   APPLIED MATERIALS           4.4%
     Develops complex equipment for
     semiconductor manufacturers.

7.   LINEAR TECHNOLOGY           4.3%
     Manufactures integrated circuits for
     products including cellular phones,
     computers and satellites.

8.   MERCURY INTERACTIVE         3.9%
     Develops testing and monitoring
     solutions for Internet applications.

9.   MAXIM INTEGRATED PRODUCTS   3.8%
     Develops integrated circuits for
     computers and communications
     equipment.

10.  LAM RESEARCH                3.6%
     Manufacturers semiconductor equipment
     used in the computer chip-making
     process.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)



[BAR GRAPH]


                                                                     FEBRUARY 28, 2003                   AUGUST 31, 2002
                                                                     -----------------                   ---------------
Semiconductor Equipment                                                     22.8%                              19.4%
Semiconductors                                                              19.9%                              24.1%
Systems Software                                                             9.0%                               7.5%
Internet Retail                                                              8.8%                               7.8%
Computer Hardware                                                            6.0%                               2.5%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN TECHNOLOGY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2003. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE MANAGING DIRECTOR GARY LEWIS, EXECUTIVE DIRECTORS DAVID WALKER, DUDLEY BRICKHOUSE AND JANET LUBY, VICE PRESIDENT MATTHEW HART, AND ASSOCIATE SCOTT MILLER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT DURING THE PERIOD, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The environment for technology
companies and stocks continued to be weak, as it has been for three years now. These companies have faced a host of business challenges, many of which were related to the Internet and stock market bubble of the late 1990s. Key among those has been the fact that corporations have kept their capital spending low while waiting for the economy to turn the corner. As a result, IT and other technology spending has languished. Ongoing layoffs and geopolitical concerns have added to an already gloomy economic picture.

    These undercurrents have led to weakness in technology stocks across the board. The sector was also hurt by investors' general preference for value stocks, which have handily outperformed the growth segment of the market. Technology is, of course, a key growth sector, and has suffered as a result.

    Against this challenging backdrop for technology stocks, the fund returned -2.07 percent for the six-month period ended February 28, 2003. By comparison, the Pacific Stock Exchange (PSE) Technology Index posted a total return of 2.04 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The PSE Technology Index is an unmanaged index that measures the performance of 100 technology stocks from 15 industrial groups. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WAS YOUR APPROACH
    TO MANAGING THE FUND DURING THE PERIOD?

A   Although the market continued to
be volatile, our basic investment process remained unchanged. We maintained our focus on finding companies with positive earnings revisions, which our analysis indicates tends to be a good predictor of strong stock performance. We have also continued to emphasize companies whose valuations are rising because of their earnings growth.

    Within this framework, we stayed committed to strategies we believe may help protect shareholders from excessive volatility. One such approach has been to broaden the portfolio's exposure to various sectors and securities. This helps to reduce the risk of being overly weighted in just a few sectors or companies. For example, we increased the fund's holdings in health care through highly selective purchases in the pharmaceutical industry. We also increased the fund's holdings in technology-related services, such as outsourcing. Finally, we added to the portfolio's holdings in sector bellwethers such as IBM and Hewlett Packard, which had recently become available at attractive prices.

    Given the changes in the investment environment over the past few years, we have sought to evolve our process into a more responsive mechanism for selecting stocks. In the past, where we might have used price-to-earnings (P/E) ratios as a measure of a company's valuation, we now may use price-to-book value ratios to help determine trough valuations. P/E ratios can become distorted when a company is at the high or low points in its business cycle. Our recent analysis indicated that price-to-book value is a reasonably accurate means of measuring companies whose P/Es are skewed. We believe this new model may enhance our ability to identify attractive investment opportunities.

Q   WHICH OF THE FUND'S HOLDINGS
    PERFORMED WELL DURING THE PERIOD?

A   eBay continued to excel on the
strength of its business model. The company has grown steadily from its initial online presence as a platform for selling collectibles to become a leader in the sale of used automobiles, apparel, computers, electronics, and more. This has fed the company's rapid revenue growth. The company's brand is also growing internationally and appears to be approaching a critical turning point in key markets such as the United Kingdom and Germany. As our analysis indicates, the company's model became increasingly profitable, leading to handsome price appreciation for the fund.

    The fund also benefited from its position in Nextel Communications, a wireless service provider. In our view, Nextel has done a fantastic job of reengineering its business, and consequently has a great record of generating cash flow and paying down debt. The company was particularly successful in developing niche services for business users, who are more stable customers and tend to spend more. We built a position in the portfolio when our analysis indicated that the company was on its way back from excessively low valuations, and we have been able to ride the price upward.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHICH HOLDINGS WERE THE
    BIGGEST DETRACTORS?

A   The troubled technology sector
experienced many disappointments during the period, and the fund shared in some of those. For example, the fund entered the period with a position in Brocade Communications. This company sells switches, which are devices that help route data rapidly from one device or location to another. The switches are sold to companies that build storage area networks, called SANs. Unfortunately, Brocade has experienced stiff and growing competition from two other firms, including one recently acquired by industry giant Cisco. The company also disappointed industry expectations regarding the strength of its newest product line. As a result, Brocade missed its most recent quarterly estimates and was punished by the market. We moved to protect shareholders from further volatility by eliminating the position from the portfolio.

    Broadcom was another disappointment. This semiconductor manufacturer had been a high-flier during the Internet bubble. The company's visionary CEO had led its employees through both the boom and the bust, and had inspired great devotion among its engineers. However, his abrupt and unexpected resignation cast doubt on the firm's ability to continue to retain its talent. In fact, another senior manager quit shortly after the CEO's departure. At the same time, the company was facing an increasingly difficult pricing environment because of weakness in key markets such as cable modems and servers. This combination of fundamental weakness and chaos among senior management led us to sell the portfolio's position.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET IN THE COMING MONTHS?

A   Looking ahead over the coming
months, we are cautiously optimistic that the environment can become more positive. We have now had three years of a terrible bear market, with little to no spending on the part of either carriers or IT consumers. It's important to note that in spite of this environment, technology firms have continued to innovate. We believe that once the geopolitical situation settles, investors will return to looking at fundamentals as the drivers of stock price, and companies will begin to spend once again. The case for economic improvement is especially strong given the current historically low interest rates. With valuations becoming more and more attractive, this should prove to be a boon for technology companies' share prices. At the very least, we are confident that the seasonal forces driving spending in the second half of the calendar year should continue to make their influence felt. While the sector is not out of the woods yet, we believe that it is headed for a more positive environment in the relatively near future.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: These reflect a company's anticipated profits, as forecast by market analysts or company officials. These forecasts may drive stock prices, because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Essential characteristics of a company such as its revenue growth, earnings growth, financial strength, market share and quality of management.

MARKET CAPITALIZATION: The size of a company as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  98.6%
APPLICATION SOFTWARE  5.2%
Mercury Interactive Corp. (a)...............................  300,000   $  9,750,000
PeopleSoft, Inc. (a)........................................  150,000      2,565,000
SAP AG--ADR (Germany).......................................   50,000      1,045,000
                                                                        ------------
                                                                          13,360,000
                                                                        ------------
BIOTECHNOLOGY  3.1%
Amgen, Inc. (a).............................................  115,000      6,283,600
Gilead Sciences, Inc. (a)...................................   50,000      1,700,000
                                                                        ------------
                                                                           7,983,600
                                                                        ------------
COMPUTER HARDWARE  5.9%
Dell Computer Corp. (a).....................................  225,000      6,066,000
Hewlett-Packard Co. ........................................  200,000      3,170,000
International Business Machines Corp. ......................   75,000      5,846,250
                                                                        ------------
                                                                          15,082,250
                                                                        ------------
COMPUTER STORAGE & PERIPHERALS  4.4%
Avid Technology, Inc. (a)...................................   70,000      1,455,300
EMC Corp. (a)...............................................  175,000      1,293,250
Emulex Corp. (a)............................................  225,000      4,043,250
QLogic Corp. (a)............................................  125,000      4,426,250
                                                                        ------------
                                                                          11,218,050
                                                                        ------------
DATA PROCESSING SERVICES  1.7%
First Data Corp. ...........................................  125,000      4,331,250
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  1.7%
FTI Consulting, Inc. (a)....................................  103,000      4,429,000
                                                                        ------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.3%
Axcelis Technologies, Inc. (a)..............................  125,000        756,250
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.0%
Flextronics International Ltd. (Singapore) (a)..............  175,000      1,519,000
Nam Tai Electronics, Inc. (Hong Kong).......................   35,000        929,250
                                                                        ------------
                                                                           2,448,250
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE EQUIPMENT  2.3%
Boston Scientific Corp. (a).................................  100,000   $  4,417,000
Medtronic, Inc. ............................................   35,000      1,564,500
                                                                        ------------
                                                                           5,981,500
                                                                        ------------
INTERNET RETAIL  8.7%
Amazon.com, Inc. (a)........................................  350,000      7,703,500
eBay, Inc. (a)..............................................  185,000     14,507,700
                                                                        ------------
                                                                          22,211,200
                                                                        ------------
INTERNET SOFTWARE & SERVICES  0.8%
Yahoo!, Inc. (a)............................................  100,000      2,085,000
                                                                        ------------

IT CONSULTING & SERVICES  1.4%
Affiliated Computer Services, Inc., Class A (a).............   25,000      1,120,750
Cognizant Technology Solutions Corp. (a)....................   35,000      2,457,000
                                                                        ------------
                                                                           3,577,750
                                                                        ------------
NETWORKING EQUIPMENT  5.6%
Cisco Systems, Inc. (a).....................................  825,000     11,533,500
Juniper Networks, Inc. (a)..................................  300,000      2,697,000
                                                                        ------------
                                                                          14,230,500
                                                                        ------------
PHARMACEUTICALS  3.0%
Biovail Corp. (Canada) (a)..................................   75,000      2,790,000
Forest Laboratories, Inc. (a)...............................   40,000      1,992,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   75,000      2,833,500
                                                                        ------------
                                                                           7,615,500
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  22.5%
Applied Materials, Inc. (a).................................  850,000     11,033,000
Cymer, Inc. (a).............................................  125,000      3,775,000
Entegris, Inc. (a)..........................................  275,000      3,121,250
Integrated Circuit Systems, Inc. (a)........................  175,000      4,175,500
KLA-Tencor Corp. (a)........................................  350,000     12,512,500
Lam Research Corp. (a)......................................  675,000      8,997,750
Novellus Systems, Inc. (a)..................................  400,000     11,660,000
Teradyne, Inc. (a)..........................................  175,000      2,028,250
                                                                        ------------
                                                                          57,303,250
                                                                        ------------
SEMICONDUCTORS  19.6%
Analog Devices, Inc. (a)....................................  125,000      3,645,000
Intel Corp. ................................................  475,000      8,193,750
Linear Technology Corp. ....................................  350,000     10,734,500
Marvell Technology Group Ltd. (Bermuda) (a).................   75,000      1,545,000
Maxim Integrated Products, Inc. ............................  275,000      9,498,500
Microchip Technology, Inc. .................................  200,000      5,090,000
National Semiconductor Corp. (a)............................  200,000      3,426,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTORS (CONTINUED)
STMicroelectronics NV (Switzerland).........................  100,000   $  1,861,000
Texas Instruments, Inc. ....................................  225,000      3,768,750
Xilinx, Inc. (a)............................................  100,000      2,290,000
                                                                        ------------
                                                                          50,052,500
                                                                        ------------
SYSTEMS SOFTWARE  8.9%
Microsoft Corp. ............................................  500,000     11,850,000
NetScreen Technologies, Inc. (a)............................  150,000      2,929,500
Oracle Corp. (a)............................................  325,000      3,887,000
Symantec Corp. (a)..........................................   35,000      1,416,450
VERITAS Software Corp. (a)..................................  150,000      2,554,500
                                                                        ------------
                                                                          22,637,450
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  2.5%
Nextel Communications, Inc., Class A (a)....................  450,000      6,336,000
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  98.6%
  (Cost $263,913,478)................................................    251,639,300

REPURCHASE AGREEMENT  0.1%
UBS Securities ($143,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 02/28/03, to be sold on
  03/03/03 at $143,016) (Cost $143,000)..............................        143,000
                                                                        ------------

TOTAL INVESTMENTS  98.7%
  (Cost $264,056,478)................................................    251,782,300
OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%...........................      3,315,600
                                                                        ------------

NET ASSETS  100.0%...................................................   $255,097,900
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $264,056,478).......................  $   251,782,300
Cash........................................................            1,210
Receivables:
  Investments Sold..........................................        6,874,978
  Fund Shares Sold..........................................          195,250
  Dividends.................................................           70,547
Other.......................................................           30,021
                                                              ---------------
    Total Assets............................................      258,954,306
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        1,486,545
  Distributor and Affiliates................................        1,173,532
  Fund Shares Repurchased...................................          466,216
  Investment Advisory Fee...................................          172,292
Accrued Expenses............................................          514,663
Trustees' Deferred Compensation and Retirement Plans........           43,158
                                                              ---------------
    Total Liabilities.......................................        3,856,406
                                                              ---------------
NET ASSETS..................................................  $   255,097,900
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 1,959,258,319
Net Unrealized Depreciation.................................      (12,274,178)
Accumulated Net Investment Loss.............................       (4,527,414)
Accumulated Net Realized Loss...............................   (1,687,358,827)
                                                              ---------------
NET ASSETS..................................................  $   255,097,900
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $96,965,482 and 34,177,187 shares of
    beneficial interest issued and outstanding).............  $          2.84
    Maximum sales charge (5.75%* of offering price).........              .17
                                                              ---------------
    Maximum offering price to public........................  $          3.01
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $125,798,262 and 45,611,630 shares of
    beneficial interest issued and outstanding).............  $          2.76
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $32,334,156 and 11,724,406 shares of
    beneficial interest issued and outstanding).............  $          2.76
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,915)......  $    185,720
Interest....................................................        45,389
                                                              ------------
    Total Income............................................       231,109
                                                              ------------
EXPENSES:
Shareholder Services........................................     2,438,030
Investment Advisory Fee.....................................     1,165,160
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $120,874, $636,550 and $164,541,
  respectively).............................................       921,965
Custody.....................................................        20,241
Trustees' Fees and Related Expenses.........................         9,444
Legal.......................................................         7,471
Other.......................................................       159,216
                                                              ------------
    Total Expenses..........................................     4,721,527
    Less Credits Earned on Cash Balances....................         1,228
                                                              ------------
    Net Expenses............................................     4,720,299
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (4,489,190)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(79,723,112)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (88,123,322)
  End of the Period.........................................   (12,274,178)
                                                              ------------
Net Unrealized Appreciation During the Period...............    75,849,144
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (3,873,968)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (8,363,158)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED       YEAR ENDED
                                                     FEBRUARY 28, 2003    AUGUST 31, 2002
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................   $ (4,489,190)       $ (12,760,483)
Net Realized Loss...................................    (79,723,112)        (183,629,834)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     75,849,144          (54,983,554)
                                                       ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (8,363,158)        (251,373,871)
                                                       ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     83,070,688          142,260,287
Cost of Shares Repurchased..........................    (91,725,791)        (186,278,473)
                                                       ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..     (8,655,103)         (44,018,186)
                                                       ------------        -------------
TOTAL DECREASE IN NET ASSETS........................    (17,018,261)        (295,392,057)
NET ASSETS:
Beginning of the Period.............................    272,116,161          567,508,218
                                                       ------------        -------------
End of the Period (Including accumulated net
  investment loss of $4,527,414 and $38,224,
  respectively).....................................   $255,097,900        $ 272,116,161
                                                       ============        =============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            JULY 26, 1999
                             SIX MONTHS                                    (COMMENCEMENT OF
                               ENDED           YEAR ENDED AUGUST 31,          INVESTMENT
CLASS A SHARES              FEBRUARY 28,   -----------------------------    OPERATIONS) TO
                              2003 (a)     2002 (a)   2001 (a)    2000     AUGUST 31, 1999
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 2.90      $  5.49    $ 26.81    $ 11.17        $10.00
                               ------      -------    -------    -------        ------
  Net Investment Loss......      (.04)        (.11)      (.18)      (.16)         (.01)
  Net Realized and
    Unrealized Gain/Loss...      (.02)       (2.48)    (21.14)     15.80          1.18
                               ------      -------    -------    -------        ------
Total from Investment
  Operations...............      (.06)       (2.59)    (21.32)     15.64          1.17
                               ------      -------    -------    -------        ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 2.84      $  2.90    $  5.49    $ 26.81        $11.17
                               ======      =======    =======    =======        ======

Total Return (b)...........    -2.07%*     -47.18%    -79.51%    139.93%        11.70%*
Net Assets at End of the
  Period (In millions).....    $ 97.0      $ 103.5    $ 198.8    $ 928.8        $ 49.7
Ratio of Expenses to
  Average Net Assets.......     3.16%        2.39%      1.65%      1.47%         1.45%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (2.98%)      (2.31%)    (1.48%)    (1.14%)       (1.03%)
Portfolio Turnover.........       82%*        142%       274%       167%            7%*

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            JULY 26, 1999
                             SIX MONTHS                                    (COMMENCEMENT OF
                               ENDED           YEAR ENDED AUGUST 31,          INVESTMENT
CLASS B SHARES              FEBRUARY 28,   -----------------------------    OPERATIONS) TO
                              2003 (a)     2002 (a)   2001 (a)    2000     AUGUST 31, 1999
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 2.83      $  5.41    $ 26.59    $ 11.16        $10.00
                               ------      -------    -------    -------        ------
  Net Investment Loss......      (.05)        (.14)      (.28)      (.28)         (.02)
  Net Realized and
    Unrealized Gain/Loss...      (.02)       (2.44)    (20.90)     15.71          1.18
                               ------      -------    -------    -------        ------
Total from Investment
  Operations...............      (.07)       (2.58)    (21.18)     15.43          1.16
                               ------      -------    -------    -------        ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 2.76      $  2.83    $  5.41    $ 26.59        $11.16
                               ======      =======    =======    =======        ======

Total Return (b)...........    -2.47%*     -47.69%    -79.65%    138.17%        11.60%*
Net Assets at End of the
  Period (In millions).....    $125.8      $ 133.8    $ 288.4    $1,442.2       $164.3
Ratio of Expenses to
  Average Net Assets.......     3.95%        3.16%      2.40%      2.23%         2.21%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (3.77%)      (3.08%)    (2.24%)    (1.89%)       (1.79%)
Portfolio Turnover.........       82%*        142%       274%       167%            7%*

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            JULY 26, 1999
                             SIX MONTHS                                    (COMMENCEMENT OF
                               ENDED           YEAR ENDED AUGUST 31,          INVESTMENT
CLASS C SHARES              FEBRUARY 28,   -----------------------------    OPERATIONS) TO
                              2003 (a)     2002 (a)   2001 (a)    2000     AUGUST 31, 1999
                            ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 2.83      $  5.41    $ 26.59    $ 11.16        $10.00
                               ------      -------    -------    -------        ------
  Net Investment Loss......      (.05)        (.14)      (.28)      (.27)         (.02)
  Net Realized and
    Unrealized Gain/Loss...      (.02)       (2.44)    (20.90)     15.70          1.18
                               ------      -------    -------    -------        ------
Total from Investment
  Operations...............      (.07)       (2.58)    (21.18)     15.43          1.16
                               ------      -------    -------    -------        ------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 2.76      $  2.83    $  5.41    $ 26.59        $11.16
                               ======      =======    =======    =======        ======

Total Return (b)...........    -2.47%*     -47.69%    -79.65%    138.17%        11.60%*
Net Assets at End of the
  Period (In millions).....    $ 32.3      $  34.7    $  80.3    $ 412.0        $ 28.0
Ratio of Expenses to
  Average Net Assets.......     3.95%        3.16%      2.40%      2.22%         2.21%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (3.77%)      (3.08%)    (2.23%)    (1.88%)       (1.79%)
Portfolio Turnover.........       82%*        142%       274%       167%            7%*

* Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $1,473,095,995, which will expire between August 31, 2007 and August 31, 2010.

    At February 28, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $279,394,088
                                                                ============
Gross tax unrealized appreciation...........................    $ 12,986,881
Gross tax unrealized depreciation...........................     (40,598,669)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(27,611,788)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses related to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2003, the Fund's custody fee was reduced by $1,228 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .90%
Next $500 million...........................................       .85%
Over $1 billion.............................................       .80%

    For the six months ended February 28, 2003, the Fund recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $19,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $2,076,500, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $27,936 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended February 28, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $30,825.

3. CAPITAL TRANSACTIONS

At February 28, 2003, capital aggregated $736,348,713, $934,078,904, and
$288,830,702 for Classes A, B and C, respectively. For the six months ended February 28, 2003, transactions were as follows:

                                                              SHARES          VALUE
Sales:
  Class A.................................................   24,194,923    $ 66,394,056
  Class B.................................................    4,471,920      12,915,848
  Class C.................................................    1,280,794       3,760,784
                                                            -----------    ------------
Total Sales...............................................   29,947,637    $ 83,070,688
                                                            ===========    ============
Repurchases:
  Class A.................................................  (25,724,346)   $(70,136,782)
  Class B.................................................   (6,112,088)    (16,634,813)
  Class C.................................................   (1,825,939)     (4,954,196)
                                                            -----------    ------------
Total Repurchases.........................................  (33,662,373)   $(91,725,791)
                                                            ===========    ============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    At August 31, 2002, capital aggregated $740,091,439, $937,797,869, and
$290,024,114 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   22,050,651    $  93,518,042
  Class B...............................................    7,962,773       36,622,083
  Class C...............................................    2,673,715       12,120,162
                                                          -----------    -------------
Total Sales.............................................   32,687,139    $ 142,260,287
                                                          ===========    =============
Repurchases:
  Class A...............................................  (22,532,471)   $(101,113,997)
  Class B...............................................  (14,059,396)     (61,596,804)
  Class C...............................................   (5,268,462)     (23,567,672)
                                                          -----------    -------------
Total Repurchases.......................................  (41,860,329)   $(186,278,473)
                                                          ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2003 and year ended August 31, 2002, 22,485 and 0 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    For the six months ended February 28, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $31,400 and CDSC on redeemed shares of Classes B and C of approximately $255,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $210,572,199 and $221,387,432, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2003, are payments retained by Van Kampen of approximately $602,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $98,200. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $27,891,200 and $224,200 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

                                                          VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISOR

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
77, 177, 277                                                   Member NASD/SIPC.
TECH SAR 4/03                                                   10238D03-AP-4/03

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

It's important not to let the events of the day overshadow your long-term plans.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 26, 2003

Dear Shareholder,

Van Kampen joins the nation in support of the coalition forces engaged in the war in Iraq. We commend their courage and sacrifice, and hope for their safe and speedy return home.

For all of us, the past weeks have prompted reflection on what matters most--family, friends and community.

At the same time, it's understandable if you're contemplating the direction of the markets and your investments. It's important not to let the events of the day overshadow your long-term plans. The market has persevered through many crises, and our nation's market system remains the strongest in the world. In addition, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

                  At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing a portfolio--in any market environment. We also believe strongly in the value of investment advice. In times such as these, your financial advisor is a particularly important resource for you. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC ACTIVITY THROUGHOUT FEBRUARY 2003 WAS LACKLUSTER. THE THREAT OF WAR FUELED AN OVERALL UNEASINESS FELT THROUGHOUT THE INVESTMENT COMMUNITY AND THE GENERAL POPULATION.

ACROSS MUCH OF THE COUNTRY, A LATE-SEASON SNOWFALL SLOWED ACTIVITY FURTHER. AS A RESULT, RETAIL SALES WERE WEAKER-THAN-EXPECTED. MEANWHILE, EMPLOYERS CONTINUED TO REDUCE PAYROLLS AND MANUFACTURERS DID NOT EXPAND BEYOND LEVELS ESTABLISHED EARLIER IN THE YEAR. ALSO, BUSINESSES AND CONSUMERS FOUND THEMSELVES ADJUSTING THEIR SPENDING PLANS AS ENERGY PRICES MOVED HIGHER.

DESPITE SUCH DISAPPOINTING DATA, SOME SIGNS OF STRENGTH REMAINED. EXISTING HOME SALES ROSE TO RECORD LEVELS, WHILE THE UPWARD REVISION OF THE FOURTH-QUARTER GROSS DOMESTIC PRODUCT DATA REFLECTED BETTER-THAN-EXPECTED GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2001--February 28, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80
                                                                            1.75                               1.50
                                                                            1.75                               2.00
Nov 02                                                                      1.25                               2.20
                                                                            1.25                               2.40
                                                                            1.25                               2.60
Feb 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
TOTAL RETURNS BEFORE TAXES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -8.42%          -8.71%     -8.52%
------------------------------------------------------------------------------
Six-month total return(2)               -13.73%         -13.28%     -9.44%
------------------------------------------------------------------------------
One-year total return(2)                -31.07%         -31.02%    -28.00%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -25.66%         -25.27%    -24.49%
------------------------------------------------------------------------------
RETURNS AFTER TAXES ON
DISTRIBUTIONS(3)
------------------------------------------------------------------------------
Six-month total return(2)               -13.73%         -13.28%     -9.44%
------------------------------------------------------------------------------
One-year total return(2)                -31.07%         -31.02%    -28.00%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -25.66%         -25.27%    -24.49%
------------------------------------------------------------------------------
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES(3)
------------------------------------------------------------------------------
Six-month total return(2)                -8.43%          -8.15%     -5.80%
------------------------------------------------------------------------------
One-year total return(2)                -19.07%         -19.05%    -17.19%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -19.20%         -18.93%    -18.39%
------------------------------------------------------------------------------
Commencement date                      03/28/00        03/28/00   03/28/00
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares are 1%. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's individual tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had the Fund shares been sold at the end of the relevant period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

    Managing for after-tax returns may negatively impact the Fund's performance. Since the Fund balances investment and tax considerations when deciding whether to buy or sell securities, its pre-tax return may be lower than that of a similar fund that is not tax managed.

                             PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2003)


1.   MICROSOFT                   6.5%
     Develops and supports a range of
     software products.

2.   GENERAL ELECTRIC            5.1%
     Produces appliances, lighting
     products, aircraft engines and
     plastics.

3.   CITIGROUP                   3.9%
     Provides financial services to
     consumer and corporate customers
     around the world.

4.   PFIZER                      3.8%
     Manufactures pharmaceuticals
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine and Visine.

5.   AMERICAN INTERNATIONAL
     GROUP (AIG)                 3.6%
     Provides insurance and other
     financial services worldwide.

6.   EXXON MOBIL                 3.6%
     Explores for and produces petroleum
     and petrochemicals worldwide.

7.   WAL-MART STORES             3.5%
     Operates discount department stores
     and warehouse membership clubs.

8.   JOHNSON & JOHNSON           2.9%
     Manufactures health-care products,
     including Band-Aid, Tylenol and
     Motrin brands.

9.   INTEL                       2.6%
     Designs, manufactures and markets
     microcomputer components.

10.  PROCTER & GAMBLE            2.6%
     Manufactures household products
     including Pampers and Cover Girl
     brands.

TOP FIVE INDUSTRIES*
(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     FEBRUARY 28, 2003                   AUGUST 31, 2002
                                                                     -----------------                   ---------------
Pharmaceuticals                                                             13.8%                              15.8%
Diversified Financial Services                                               8.8%                               8.6%
Systems Software                                                             8.0%                               7.5%
Industrial Conglomerates                                                     6.6%                               5.5%
Semiconductors                                                               4.8%                               4.1%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2003. THE FUND IS MANAGED BY THE ADVISER'S LARGE GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE MANAGING DIRECTOR WILLIAM AUSLANDER AND EXECUTIVE DIRECTOR JEFFREY ALVINO. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM?

A   For the six-month period ended
February 28, 2003, the fund returned -8.42 percent. By comparison, the fund's benchmark, the S&P 500 Index, posted a total return of -7.29 percent. As a point of comparison, the Russell 1000 Growth Index, a measure of large-cap growth stocks, returned -6.73 percent, and the fund's peer group average, the Lipper large-cap growth category average, returned -8.93 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is generally representative of the U.S. stock market. The Russell 1000 Growth Index is generally representative of U.S. large-cap growth stocks. The Lipper large-cap growth category average measures the average performance of large-cap growth funds as designated by Lipper Inc. Indexes are unmanaged and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT MADE THE MARKET
    ENVIRONMENT CHALLENGING?

A   After a broad-based decline in the
third quarter of 2002, technology stocks led a market rebound in the fourth quarter. The market seemed to react favorably for several reasons including positive third-quarter earnings announcements, the Republican victories in the Congressional mid-term elections, and the decision by the Federal Reserve Board to cut short-term interest rates by 50 basis points.

    In December and January, however, amid escalating geopolitical uncertainty regarding Iraq and North Korea, stocks gave back some of their gains. The market was further depressed by growing concerns about the psychology of the consumer, especially in light of an 8-year high in unemployment levels. In addition, a sharp rise in energy prices triggered by increasing tensions with Iraq and an oil strike in Venezuela caused further apprehension.

Q   WHAT WAS YOUR APPROACH TO
    MANAGING THE FUND IN THIS VOLATILE PERIOD?

A   The fund held a mix of moderate
and cyclical growth stocks. We define moderate growth stocks as those expected to show positive earnings growth in a variety of the macroeconomic situations. In contrast, cyclical growth stocks are more likely to outperform in a strong economy.

    Against the uncertain economic and market backdrop--a potentially weakening consumer, imminent war with Iraq, and fears of rising oil prices--we remained cautiously optimistic throughout the period. Consequently, we increased the portfolio's tilt toward cyclical stocks in anticipation of an economic recovery.

    Our two-pronged strategy is reflected in the portfolio's holdings. For example, one of the fund's largest sector overweights was in technology, which is a highly cyclical sector whose performance is driven by corporate IT spending. On the more moderate side, we overweighted health care, since people need health care regardless of what the economy is doing.

Q   WHICH OF THE FUND'S HOLDINGS
    PERFORMED WELL DURING THE PERIOD?

A   The fund benefited from the
strong technology-led rally in October and November 2002. Microsoft, Dell, Cisco, Intel, and IBM represented the largest percentage of the fund's technology investment at the time. We believe these dominant players may continue to take market share from their smaller rivals and are poised to benefit from a technology recovery.

    The fund was also rewarded from its strong stock selection in the energy sector. Our analysis indicated that these companies were likely to perform well because of the volatility in the Middle East and the depleted energy reserves in the United States. We therefore invested the fund's assets in oil-services firms such as Baker Hughes and BJ Services--firms that appeared to be attractive in this particular environment.

    The fund also gained from its overweight position in health care. This sector outperformed the broader market during the period, giving performance a boost.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH HOLDINGS DISAPPOINTED?

A   Weak performances from several
consumer discretionary stocks were the portfolio's largest detractors. Within consumer discretionary, a sluggish sales environment dragged down many retailers. Under these difficult business conditions, Wal-Mart reported results at the low end of its plan. In addition to the soft retail environment, Home Depot's momentum has been slowing in recent quarters. Many of its stores are mature, with stagnating or declining revenues due to increased competition from Lowe's. Despite its struggles however, we believe Home Depot remains profitable and is capable of generating significant free cash flow.

    Stock selection in the industrials sector also detracted from performance. Conglomerate General Electric experienced a cyclical downturn in its power systems business. In addition, its insurance business was down sharply as a result of a $1.4 billion restructuring charge. The other units of the company were not able to offset these events.

    The portfolio's consumer staples holdings also experienced some challenges. Among those, Coca-Cola's performance suffered because of geopolitical concerns brought on by its international exposure. At the same time, the company's more recent market-share results in its carbonated beverages business have been quite positive. Weakness in Kraft's cheese business along with increased restricted stock and pension expense caused the company to lower earnings estimates for 2003.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET IN THE COMING MONTHS?

A   Despite the challenges we face, we
continue to be cautiously optimistic about the near-term prospects for the economy and stock market. While it is impossible to say exactly when the recovery could begin, our analysis shows some promising early indications. In our view, corporate investment is likely to be the most important driver of growth going forward. Unfortunately, very few companies are willing or able to make reliable forecasts in the current environment of geopolitical uncertainty. Our strategy remains one of careful stock selection and of balancing the portfolio between cyclical and moderate growth companies.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  98.8%
ADVERTISING  0.8%
Univision Communications, Inc., Class A (a).................   3,900    $    96,603
                                                                        -----------
AEROSPACE & DEFENSE  1.6%
Lockheed Martin Corp. ......................................   2,800        128,016
United Technologies Corp. ..................................   1,075         62,973
                                                                        -----------
                                                                            190,989
                                                                        -----------
APPAREL RETAIL  0.6%
Limited Brands..............................................   2,400         28,512
TJX Co., Inc. ..............................................   2,550         40,978
                                                                        -----------
                                                                             69,490
                                                                        -----------
APPLICATION SOFTWARE  2.1%
Adobe Systems, Inc. ........................................   1,300         35,750
Electronic Arts, Inc. (a)...................................   1,500         79,200
Intuit, Inc. (a)............................................   2,275        108,108
PeopleSoft, Inc. (a)........................................   1,500         25,650
                                                                        -----------
                                                                            248,708
                                                                        -----------
BANKS  1.4%
Bank of New York Co., Inc. .................................   2,725         62,075
Wells Fargo & Co. ..........................................   2,375        107,706
                                                                        -----------
                                                                            169,781
                                                                        -----------
BIOTECHNOLOGY  2.4%
Amgen, Inc. (a).............................................   4,410        240,962
Gilead Sciences, Inc. (a)...................................   1,075         36,550
                                                                        -----------
                                                                            277,512
                                                                        -----------
BREWERS  0.5%
Anheuser-Busch Cos., Inc. ..................................   1,315         61,147
                                                                        -----------

BROADCASTING & CABLE TV  0.6%
Clear Channel Communications, Inc. (a)......................   1,925         70,282
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMPUTER HARDWARE  4.2%
Dell Computer Corp. (a).....................................   9,550    $   257,468
Hewlett-Packard Co. ........................................   3,175         50,324
International Business Machines Corp. ......................   2,400        187,080
                                                                        -----------
                                                                            494,872
                                                                        -----------
COMPUTER STORAGE & PERIPHERALS  0.3%
EMC Corp. (a)...............................................   4,625         34,179
                                                                        -----------

DATA PROCESSING SERVICES  1.0%
Automatic Data Processing, Inc. ............................   1,400         45,500
First Data Corp. ...........................................   2,200         76,230
                                                                        -----------
                                                                            121,730
                                                                        -----------
DEPARTMENT STORES  0.5%
Kohl's Corp. (a)............................................   1,300         63,570
                                                                        -----------

DIVERSIFIED COMMERCIAL SERVICES  1.0%
Apollo Group, Inc., Class A (a).............................   1,000         46,340
Weight Watchers International, Inc. (a).....................   1,695         70,936
                                                                        -----------
                                                                            117,276
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES  8.7%
American Express Co. .......................................   4,450        149,431
Charles Schwab Corp. .......................................   3,550         28,045
Citigroup, Inc. ............................................  13,433        447,856
Freddie Mac.................................................   3,550        194,007
Goldman Sachs Group, Inc. ..................................   1,825        126,746
J.P. Morgan Chase & Co. ....................................   3,575         81,081
                                                                        -----------
                                                                          1,027,166
                                                                        -----------
DRUG RETAIL  0.5%
Walgreen Co. ...............................................   2,200         61,908
                                                                        -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.3%
Jabil Circuit, Inc. (a).....................................   1,965         32,639
                                                                        -----------

FOOD DISTRIBUTORS  0.5%
Sysco Corp. ................................................   2,300         62,376
                                                                        -----------

GENERAL MERCHANDISE STORES  4.1%
Costco Wholesale Corp. (a)..................................   2,300         70,196
Wal-Mart Stores, Inc. ......................................   8,525        409,711
                                                                        -----------
                                                                            479,907
                                                                        -----------
HEALTH CARE EQUIPMENT  1.5%
Medtronic, Inc. ............................................   4,050        181,035
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
HEALTH CARE FACILITIES  0.9%
HCA, Inc. ..................................................   2,650    $   109,286
                                                                        -----------

HOME IMPROVEMENT RETAIL  1.3%
Home Depot, Inc. ...........................................   4,290        100,601
Lowe's Co., Inc. ...........................................   1,450         56,985
                                                                        -----------
                                                                            157,586
                                                                        -----------
HOUSEHOLD PRODUCTS  2.5%
Procter & Gamble Co. .......................................   3,625        296,743
                                                                        -----------

INDUSTRIAL CONGLOMERATES  6.5%
3M Co. .....................................................   1,325        166,115
General Electric Co. .......................................  24,825        597,041
                                                                        -----------
                                                                            763,156
                                                                        -----------
INTEGRATED OIL & GAS  3.5%
Exxon Mobil Corp. ..........................................  12,200        415,044
                                                                        -----------

INTEGRATED TELECOMMUNICATION SERVICES  1.3%
Verizon Communications, Inc. ...............................   4,575        158,204
                                                                        -----------

INTERNET RETAIL  0.3%
eBay, Inc. (a)..............................................     400         31,368
                                                                        -----------

IT CONSULTING & SERVICES  0.2%
SunGard Data Systems, Inc. (a)..............................     985         19,385
                                                                        -----------

MANAGED HEALTH CARE  1.9%
UnitedHealth Group, Inc. ...................................   2,625        217,613
                                                                        -----------

MOTORCYCLE MANUFACTURERS  0.7%
Harley-Davidson, Inc. ......................................   1,925         76,211
                                                                        -----------

MOVIES & ENTERTAINMENT  1.0%
Viacom, Inc., Class B (a)...................................   3,245        120,487
                                                                        -----------

MULTI-LINE INSURANCE  3.6%
American International Group, Inc. .........................   8,575        422,662
                                                                        -----------

NETWORKING EQUIPMENT  2.5%
Cisco Systems, Inc. (a).....................................  20,600        287,988
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EQUIPMENT & SERVICES  3.3%
Baker Hughes, Inc. .........................................   5,850    $   181,467
BJ Services Co. (a).........................................   3,900        134,043
Smith International, Inc. (a)...............................   1,900         66,234
                                                                        -----------
                                                                            381,744
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION  0.5%
Burlington Resources, Inc. .................................   1,300         60,255
                                                                        -----------

PACKAGED FOODS  0.4%
Kraft Foods, Inc. ..........................................   1,700         50,337
                                                                        -----------

PERSONAL PRODUCTS  1.4%
Alberto-Culver Co., Class B.................................     475         23,612
Colgate-Palmolive Co. ......................................   1,675         84,269
Gillette Co. ...............................................   1,750         52,833
                                                                        -----------
                                                                            160,714
                                                                        -----------
PHARMACEUTICALS  13.7%
Abbott Laboratories.........................................   3,325        118,437
Bristol-Myers Squibb Co. ...................................   2,250         52,425
Celgene Corp. (a)...........................................   1,025         22,449
Eli Lilly & Co. ............................................   1,950        110,292
Forest Laboratories, Inc. (a)...............................     800         39,840
Johnson & Johnson...........................................   6,400        335,680
Merck & Co., Inc. ..........................................   3,725        196,494
Pfizer, Inc. ...............................................  14,650        436,863
Pharmacia Corp. ............................................   3,732        154,206
Wyeth.......................................................   3,900        137,475
                                                                        -----------
                                                                          1,604,161
                                                                        -----------
PUBLISHING & PRINTING  0.6%
Gannett Co., Inc. ..........................................     925         66,757
                                                                        -----------

RESTAURANTS  0.9%
Wendy's International, Inc. ................................   1,895         48,000
Yum! Brands, Inc. (a).......................................   2,450         58,335
                                                                        -----------
                                                                            106,335
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  0.9%
Applied Materials, Inc. (a).................................   5,250         68,145
Novellus Systems, Inc. (a)..................................   1,300         37,895
                                                                        -----------
                                                                            106,040
                                                                        -----------
SEMICONDUCTORS  4.8%
Intel Corp. ................................................  17,650        304,463
Linear Technology Corp. ....................................   2,075         63,640

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
SEMICONDUCTORS (CONTINUED)
Maxim Integrated Products, Inc. ............................     850    $    29,359
Microchip Technology, Inc. .................................   2,100         53,445
Texas Instruments, Inc. ....................................   6,675        111,806
                                                                        -----------
                                                                            562,713
                                                                        -----------
SOFT DRINKS  3.1%
Coca-Cola Co. ..............................................   5,250        211,155
PepsiCo, Inc. ..............................................   3,970        152,130
                                                                        -----------
                                                                            363,285
                                                                        -----------
SPECIALTY STORES  0.7%
Bed Bath & Beyond, Inc. (a).................................   1,575         52,038
Tiffany & Co. ..............................................   1,375         32,959
                                                                        -----------
                                                                             84,997
                                                                        -----------
SYSTEMS SOFTWARE  7.9%
Microsoft Corp. ............................................  31,700        751,290
Oracle Corp. (a)............................................  12,425        148,603
VERITAS Software Corp. (a)..................................   1,600         27,248
                                                                        -----------
                                                                            927,141
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT  0.7%
QUALCOMM, Inc. .............................................   2,200         76,076
                                                                        -----------

TOBACCO  0.6%
Altria Group, Inc. .........................................   1,825         70,536
                                                                        -----------

WIRELESS TELECOMMUNICATION SERVICES  0.5%
AT&T Wireless Services (a)..................................   8,900         52,599
                                                                        -----------
TOTAL LONG-TERM INVESTMENTS  98.8%
(Cost $13,262,038)...................................................    11,610,593

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                               VALUE
REPURCHASE AGREEMENT  1.2%
State Street Bank & Trust Co. ($139,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 02/28/03, to be sold on 03/03/03 at $139,002)
  (Cost $139,000)...................................................   $   139,000
                                                                       -----------

TOTAL INVESTMENTS  100.0%
  (Cost $13,401,038)................................................    11,749,593

LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%.........................        (2,136)
                                                                       -----------

NET ASSETS  100.0%..................................................   $11,747,457
                                                                       -----------

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $13,401,038)........................  $ 11,749,593
Cash........................................................           840
Receivables:
  Investments Sold..........................................        99,721
  Dividends.................................................        16,789
  Fund Shares Sold..........................................        11,022
  Expense Reimbursement from Adviser........................         3,776
Other.......................................................        14,903
                                                              ------------
    Total Assets............................................    11,896,644
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        37,235
  Investments Purchased.....................................        16,792
  Distributor and Affiliates................................        14,568
Accrued Expenses............................................        58,862
Trustees' Deferred Compensation and Retirement Plans........        21,730
                                                              ------------
    Total Liabilities.......................................       149,187
                                                              ------------
NET ASSETS..................................................  $ 11,747,457
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 25,709,859
Accumulated Net Investment Loss.............................       (61,464)
Net Unrealized Depreciation.................................    (1,651,445)
Accumulated Net Realized Loss...............................   (12,249,493)
                                                              ------------
NET ASSETS..................................................  $ 11,747,457
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $4,660,508 and 1,043,777 shares of
    beneficial interest issued and outstanding).............  $       4.47
    Maximum sales charge (5.75%* of offering price).........           .27
                                                              ------------
    Maximum offering price to public........................  $       4.74
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,462,084 and 1,013,322 shares of
    beneficial interest issued and outstanding).............  $       4.40
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,624,865 and 597,177 shares of
    beneficial interest issued and outstanding).............  $       4.40
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................  $    90,489
Interest....................................................        1,652
                                                              -----------
    Total Income............................................       92,141
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................       56,648
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $6,975, $25,533 and $16,930,
  respectively).............................................       49,438
Shareholder Reports.........................................       19,287
Custody.....................................................       18,372
Shareholder Services........................................       17,703
Registration and Filing Fees................................       14,454
Accounting..................................................        8,907
Audit.......................................................        7,495
Trustees' Fees and Related Expenses.........................        6,508
Legal.......................................................        6,230
Other.......................................................        4,968
                                                              -----------
    Total Expenses..........................................      210,010
    Expense Reduction ($56,648 Investment Advisory Fee and
      $11,619 Other)........................................       68,267
    Less Credits Earned on Cash Balances....................          116
                                                              -----------
    Net Expenses............................................      141,627
                                                              -----------
NET INVESTMENT LOSS.........................................  $   (49,486)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (139,592)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (559,971)
  End of the Period.........................................   (1,651,445)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,091,474)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,231,066)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,280,552)
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                       SIX MONTHS ENDED
                                                         FEBRUARY 28,       YEAR ENDED
                                                             2003         AUGUST 31, 2002
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................   $   (49,486)       $  (240,420)
Net Realized Loss.....................................      (139,592)        (6,076,524)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................    (1,091,474)         1,342,297
                                                         -----------        -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (1,280,552)        (4,974,647)
                                                         -----------        -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     1,623,759          7,117,181
Cost of Shares Repurchased............................    (5,273,188)        (7,208,922)
                                                         -----------        -----------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (3,649,429)           (91,741)
                                                         -----------        -----------
TOTAL DECREASE IN NET ASSETS..........................    (4,929,981)        (5,066,388)
NET ASSETS:
Beginning of the Period...............................    16,677,438         21,743,826
                                                         -----------        -----------
End of the Period (Including accumulated net
  investment loss of $61,464 and $11,978,
  respectively).......................................   $11,747,457        $16,677,438
                                                         ===========        ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           MARCH 28, 2000
                                      SIX MONTHS         YEAR ENDED         (COMMENCEMENT
                                        ENDED            AUGUST 31,         OF INVESTMENT
CLASS A SHARES                       FEBRUARY 28,    ------------------    OPERATIONS) TO
                                       2003 (a)       2002       2001      AUGUST 31, 2000
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $ 4.87       $  6.20    $  9.69        $10.00
                                        ------       -------    -------        ------
  Net Investment Loss...............      (.01)         (.04)      (.04)         (.01)
  Net Realized and Unrealized
    Loss............................      (.39)        (1.29)     (3.45)         (.30)
                                        ------       -------    -------        ------
Total from Investment Operations....      (.40)        (1.33)     (3.49)         (.31)
                                        ------       -------    -------        ------
NET ASSET VALUE, END OF THE PERIOD..    $ 4.47       $  4.87    $  6.20        $ 9.69
                                        ======       =======    =======        ======

Total Return* (b)...................    -8.42%**     -21.45%    -35.95%        -3.20%**
Net Assets at End of the Period (In
  millions).........................    $  4.7       $   6.6    $   8.1        $  5.0
Ratio of Expenses to Average Net
  Assets*...........................     1.55%         1.55%      1.55%         1.55%
Ratio of Net Investment Loss to
  Average Net Assets*...............     (.24%)        (.68%)     (.71%)        (.57%)
Portfolio Turnover..................       88%**        126%        76%           23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................     2.52%         2.13%      2.20%         4.80%
Ratio of Net Investment Loss to
  Average Net Assets................    (1.21%)       (1.26%)    (1.36%)       (3.82%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           MARCH 28, 2000
                                      SIX MONTHS         YEAR ENDED         (COMMENCEMENT
                                        ENDED            AUGUST 31,         OF INVESTMENT
CLASS B SHARES                       FEBRUARY 28,    ------------------    OPERATIONS) TO
                                       2003 (a)       2002       2001      AUGUST 31, 2000
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $ 4.82       $  6.18    $  9.74        $10.00
                                        ------       -------    -------        ------
  Net Investment Loss...............      (.02)         (.09)      (.08)         (.03)
  Net Realized and Unrealized
    Loss............................      (.40)        (1.27)     (3.48)         (.23)
                                        ------       -------    -------        ------
Total from Investment Operations....      (.42)        (1.36)     (3.56)         (.26)
                                        ------       -------    -------        ------
NET ASSET VALUE, END OF THE
  PERIOD............................    $ 4.40       $  4.82    $  6.18        $ 9.74
                                        ======       =======    =======        ======

Total Return* (b)...................    -8.71%**     -22.01%    -36.55%        -2.60%**
Net Assets at End of the Period (In
  millions).........................    $  4.5       $   5.8    $   8.1        $  4.5
Ratio of Expenses to Average Net
  Assets*...........................     2.30%         2.30%      2.30%         2.30%
Ratio of Net Investment Loss to
  Average Net Assets*...............     (.99%)       (1.43%)    (1.46%)       (1.32%)
Portfolio Turnover..................       88%**        126%        76%           23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................     3.27%         2.88%      2.95%         5.55%
Ratio of Net Investment Loss to
  Average Net Assets................    (1.96%)       (2.01%)    (2.11%)       (4.57%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           MARCH 28, 2000
                                      SIX MONTHS         YEAR ENDED         (COMMENCEMENT
                                        ENDED            AUGUST 31,         OF INVESTMENT
CLASS C SHARES                       FEBRUARY 28,    ------------------    OPERATIONS) TO
                                       2003 (a)       2002       2001      AUGUST 31, 2000
                                     -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................    $ 4.81       $  6.17    $  9.73        $10.00
                                        ------       -------    -------        ------
  Net Investment Loss...............      (.02)         (.09)      (.08)         (.03)
  Net Realized and Unrealized
    Loss............................      (.39)        (1.27)     (3.48)         (.24)
                                        ------       -------    -------        ------
Total from Investment Operations....      (.41)        (1.36)     (3.56)         (.27)
                                        ------       -------    -------        ------
NET ASSET VALUE, END OF THE PERIOD..    $ 4.40       $  4.81    $  6.17        $ 9.73
                                        ======       =======    =======        ======

Total Return* (b)...................    -8.52%**     -22.04%    -36.52%        -2.80%**
Net Assets at End of the Period (In
  millions).........................    $  2.6       $   4.2    $   5.5        $  3.1
Ratio of Expenses to Average Net
  Assets*...........................     2.30%         2.30%      2.30%         2.30%
Ratio of Net Investment Loss to
  Average Net Assets*...............    (1.00%)       (1.43%)    (1.46%)       (1.32%)
Portfolio Turnover..................       88%**        126%        76%           23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................     3.27%         2.88%      2.95%         5.54%
Ratio of Net Investment Loss to
  Average Net Assets................    (1.97%)       (2.01%)    (2.11%)       (4.56%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Managed Equity Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation on an after tax basis. The Fund's investment adviser seeks to achieve the investment objective by investing primarily in growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced investment operations on March 28, 2000 with three classes of shares, Class A, Class B, and Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $5,920,421 which will expire between August 31, 2008 and August 31, 2010.

    At February 28, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $14,550,023
                                                                ===========
Gross tax unrealized appreciation...........................    $    89,270
Gross tax unrealized depreciation...........................     (2,889,700)
                                                                -----------
Net tax unrealized depreciation on investments..............    $(2,800,430)
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Net realized gain and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2003, the Fund's custody fee was reduced by $116 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .80%
Next $500 million...........................................       .75%
Over $1 billion.............................................       .70%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended February 28, 2003, the Adviser voluntarily waived $56,648 of its investment advisory fee and $11,619 of other expenses. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended February 28, 2003, the Fund recognized expenses of approximately $300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. With respect to the Accounting Service agreement, the Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the six months ended February 28, 2003, no cost was allocated to the Fund in regards to the Accounting Service agreement. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $5,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $7,700, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $12,641 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 2003, capital aggregated $10,019,730, $9,547,756 and $6,142,373 for Classes A, B, and C, respectively. For the six months ended February 28, 2003, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class A..................................................     224,066    $ 1,056,691
  Class B..................................................      51,324        236,876
  Class C..................................................      69,024        330,192
                                                             ----------    -----------
Total Sales................................................     344,414    $ 1,623,759
                                                             ==========    ===========
Repurchases:
  Class A..................................................    (540,115)   $(2,515,753)
  Class B..................................................    (249,440)    (1,145,755)
  Class C..................................................    (347,085)    (1,611,680)
                                                             ----------    -----------
Total Repurchases..........................................  (1,136,640)   $(5,273,188)
                                                             ==========    ===========

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    At August 31, 2002, capital aggregated $11,478,792, $10,456,635 and
$7,423,861 for Classes A, B, and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                               SHARES         VALUE
Sales:
  Class A..................................................     529,683    $ 3,157,390
  Class B..................................................     386,759      2,254,255
  Class C..................................................     285,435      1,705,536
                                                             ----------    -----------
Total Sales................................................   1,201,877    $ 7,117,181
                                                             ==========    ===========
Repurchases:
  Class A..................................................    (481,592)   $(2,738,501)
  Class B..................................................    (487,148)    (2,712,609)
  Class C..................................................    (301,102)    (1,757,812)
                                                             ----------    -----------
Total Repurchases..........................................  (1,269,842)   $(7,208,922)
                                                             ==========    ===========

    Class B Shares, including Class B Shares received from reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2003, 2,014 Class B Shares automatically converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    For the six months ended February 28, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $3,500 and CDSC on the redeemed shares of approximately $12,300. Sales charges do not represent expenses of the Fund.

    On February 20, 2003, the Trustees of the Van Kampen Tax Managed Equity Growth Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Equity Growth Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,049,407 and $15,230,256, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2003, are payments retained by Van Kampen of approximately $19,500 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $1,600. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $242,500 and $7,900 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
71, 171, 271                                                   Member NASD/SIPC.
TMEG SAR 4/03                                                   10240D03-AP-4/03

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       5
                           TOP FIVE COUNTRIES       5
             Q&A WITH YOUR PORTFOLIO MANAGERS       6
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      32
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

It's important not to let the events of the day overshadow your long-term plans.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 26, 2003

Dear Shareholder,

Van Kampen joins the nation in support of the coalition forces engaged in the war in Iraq. We commend their courage and sacrifice, and hope for their safe and speedy return home.

For all of us, the past weeks have prompted reflection on what matters most--family, friends and community.

At the same time, it's understandable if you're contemplating the direction of the markets and your investments. It's important not to let the events of the day overshadow your long-term plans. The market has persevered through many crises, and our nation's market system remains the strongest in the world. In addition, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

                  At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing a portfolio--in any market environment. We also believe strongly in the value of investment advice. In times such as these, your financial advisor is a particularly important resource for you. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC ACTIVITY THROUGHOUT FEBRUARY 2003 WAS LACKLUSTER. THE THREAT OF WAR FUELED AN OVERALL UNEASINESS FELT THROUGHOUT THE INVESTMENT COMMUNITY AND THE GENERAL POPULATION.

ACROSS MUCH OF THE COUNTRY, A LATE-SEASON SNOWFALL SLOWED ACTIVITY FURTHER. AS A RESULT, RETAIL SALES WERE WEAKER-THAN-EXPECTED. MEANWHILE, EMPLOYERS CONTINUED TO REDUCE PAYROLLS AND MANUFACTURERS DID NOT EXPAND BEYOND LEVELS ESTABLISHED EARLIER IN THE YEAR. ALSO, BUSINESSES AND CONSUMERS FOUND THEMSELVES ADJUSTING THEIR SPENDING PLANS AS ENERGY PRICES MOVED HIGHER.

DESPITE SUCH DISAPPOINTING DATA, SOME SIGNS OF STRENGTH REMAINED. EXISTING HOME SALES ROSE TO RECORD LEVELS, WHILE THE UPWARD REVISION OF THE FOURTH-QUARTER GROSS DOMESTIC PRODUCT DATA REFLECTED BETTER-THAN-EXPECTED GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 2001--February 28, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 01                                                                       5.5                               3.5
                                                                             5.0                               2.9
                                                                             4.5                               3.3
May 01                                                                       4.0                               3.6
                                                                            3.75                               3.2
                                                                            3.75                               2.7
Aug 01                                                                       3.5                               2.7
                                                                             3.0                               2.6
                                                                             2.5                               2.1
Nov 01                                                                       2.0                               1.9
                                                                            1.75                               1.6
                                                                            1.75                               1.1
Feb 02                                                                      1.75                               1.1
                                                                            1.75                               1.5
                                                                            1.75                               1.6
May 02                                                                      1.75                               1.2
                                                                            1.75                               1.1
                                                                            1.75                               1.5
Aug 02                                                                      1.75                               1.8
                                                                            1.75                               1.5
                                                                            1.75                               2.0
Nov 02                                                                      1.25                               2.2
                                                                            1.25                               2.4
                                                                            1.25                               2.6
Feb 03                                                                      1.25                               3.0

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -12.44%         -12.77%    -12.77%
------------------------------------------------------------------------------
Six-month total return(2)               -17.51%         -16.88%    -13.59%
------------------------------------------------------------------------------
One-year total return(2)                -24.24%         -24.01%    -21.00%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -14.21%         -13.60%    -11.30%
------------------------------------------------------------------------------
Commencement date                      09/26/01        09/26/01   09/26/01
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                      PORTFOLIO AT A GLANCE


1.   VODAFONE                    3.9%
     Operates wireless communications
     networks in the United Kingdom and
     the United States.

2.   GLAXOSMITHKLINE             3.2%
     Develops and markets pharmaceuticals
     and consumer products worldwide.

3.   NOKIA                       3.1%
     Manufactures digital wireless
     telephones and produces networks and
     systems for wireless communications.

4.   TOTALFINAELF                2.7%
     Explores for and produces oil and
     natural gas worldwide.

5.   ROYAL DUTCH PETROLEUM       2.3%
     Explores for and produces oil and
     natural gas and manufactures
     chemicals.

6.   BP                          2.3%
     Explores for and produces oil and
     natural gas and manufactures
     petrochemicals.

7.   HSBC HOLDINGS               2.2%
     Provides financial services to
     individuals and institutions,
     including investment banking and
     investment management.

8.   NESTLE                      2.0%
     Produces food and cosmetics including
     name brands Nestea, Nestle and
     L'Oreal.

9.   UNILEVER                    2.0%
     Manufactures food products, including
     such brands as Hellmann's, Skippy and
     Entenmann's.

10.  BNP PARIBAS                 2.0%
     Provides corporate, retail, and
     investment banking services.

TOP FIVE COUNTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     FEBRUARY 28, 2003                   AUGUST 31, 2002
                                                                     -----------------                   ---------------
United Kingdom                                                              32.6%                               28.9%
Japan                                                                       17.8%                               19.8%
Switzerland                                                                  8.1%                                6.0%
France                                                                       7.1%                                7.4%
Netherlands                                                                  6.7%                                5.4%

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2003)

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN INTERNATIONAL ADVANTAGE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2003. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL CORE TEAM. CURRENT MEMBERS OF THE TEAM(1) INCLUDE MANAGING DIRECTOR KATE CORNISH-BOWDEN, EXECUTIVE DIRECTOR SIMON CARTER AND VICE PRESIDENTS MICHAEL ALLISON AND MARK LASKIN. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT DURING THE PERIOD?

A   The last six months were a
challenging time for the global markets. The period began dismally with a steep slide in equity prices through early October. Then, due to a combination of positive corporate earnings and economic news, the markets changed course, rallying through November.

    Unfortunately, the rally did not last. The markets began to fall again in December and continued to do so through the end of the period. The ongoing uncertainty regarding Iraq and the emerging nuclear threat from North Korea combined to dampen business investment and keep investors on the sidelines. Conflicting economic data also proved to be an undermining factor.

Q   HOW DID THE FUND PERFORM IN
    THIS CHALLENGING ENVIRONMENT?

A   For the six-month period ended
February 28, 2003, the fund returned -12.44 percent. By comparison, the fund's benchmark index, the Morgan Stanley Capital International (MSCI) All Country World Free Index ex-USA posted a total return of -9.68 percent.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The MSCI All Country World Free Index ex-USA is an unmanaged index that is generally representative of world stock markets, excluding the United States. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WAS YOUR APPROACH
    TO MANAGING THE FUND DURING THE PERIOD?

A   Our primary strategy was to
position the fund to benefit from an economic recovery. Although the market remained highly volatile throughout the period, our analysis showed that the economy was fundamentally sound. As a result, we held the course we set in early 2002 by investing in sectors such as technology and cyclicals that were most likely to outperform in a market rally. We also maintained our focus on rigorous security analysis to identify opportunities and limit event risk in the portfolio.

Q   WHICH OF THE FUND'S HOLDINGS
    PERFORMED WELL DURING THE PERIOD?

A   Our analysis showed that
commercial banks faced mounting risk from their corporate lending activities. Consequently, we underweighted the banking sector in general. When we did buy bank stocks, we focused on banks with higher exposure to retail accounts. One such bank was the Halifax Bank of Scotland (HBOS), which has a largely mortgage-oriented business. That proved to be a boon to performance as the market punished banks perceived as having excessive exposure to corporate credit risk.

    The fund gained from strong stock selection in the utilities sector as well. The widespread fallout of Enron's collapse had a significant effect on utilities stocks, and as a result we were very conservative in our stock selections in that sector. We purchased more defensive issues whose stability might help them in a volatile environment. Companies such as Tokyo Gas and China Light & Power benefited strongly from these characteristics, helping fund performance.

    Through bottom-up research, our analysts also identified several companies that offered unique value. In Japan, for example, Dai Nippon Printing has an interesting business model and solid management. After meeting with them, we learned that several parts of the company's business were actually stronger than many in the market realized. In addition, we were impressed with the management team. We bought the stock, which worked out well for the fund's shareholders.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHAT STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   One of the most disappointing
stocks during the period was British defense contractor BAE. After reassuring investors that its business was solid, the company surprised the market with a negative earnings announcement driven by undisclosed cost overruns on two large contracts with the British military. Once we learned of this news, we moved to protect shareholders from further declines by selling the stock.

    Within the financials sector, the portfolio had exposure to two companies that were hurt by the performance of their investment portfolios. The first of these was ING, a large Dutch insurer. Like many European insurance companies, the firm suffered as a result of its exposure to poorly performing equities within its investment portfolio. Once it became clear that the company's ongoing financial health was in question, we sold the stock. By contrast, we held onto the fund's position in AMVESCAP, a large investment management organization. In spite of the company's poor performance, our analysis indicated the company's emphasis on growth mutual funds made it a good candidate to participate strongly in a potential equity market rally.

    In a similar vein, the fund's holding in British Airways (BA) lost ground with the rest of its industry because of a global slump in business and leisure travel. In BA's case, however, we were confident that the company's emphasis on the business traveler made it well positioned if the economic environment improved. Rather than selling at a loss, we held onto the position in the expectation of a turnaround.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   We anticipate that the markets will
continue to be weighed down by geopolitical uncertainty over Iraq and North Korea. On the economic front, however, the picture is more nuanced. Economic data in the United States continues to be mixed, but our analysis shows that the underlying trend generally remains positive. Europe's stalled economy appears to be in increasing need of stimulus. Investors seem to have discounted an overly pessimistic future on the Continent, however, which has produced some compelling values there. The United Kingdom should continue to expand, though growth may be slower than in recent years. Japan remains a concern; while its market continues to get cheaper, the country's economic quagmire means that careful stock selection will continue to be in order there.

    In an increasingly globalized economy, we believe a post-Iraq recovery in the United States could provide positive momentum to the major international economies. Lifting the cloud of uncertainty should help spur global capital expenditure and industrial demand. While it is impossible to say exactly when this will happen, we anticipate that recovery could begin at some point later in the year and have positioned the portfolio to fully participate in any accompanying market rally.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores and pharmaceutical companies.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
COMMON STOCKS  98.9%
AUSTRALIA  4.1%
National Australia Bank, Ltd. ..............................  2,638    $   46,333
News Corp. .................................................  8,530        52,835
Telstra Corp................................................ 16,524        40,176
Westpac Banking Corp., Ltd. ................................  5,045        43,086
                                                                       ----------
                                                                          182,430
                                                                       ----------
BRAZIL  0.8%
Cia Vale do Rio Doce--ADR...................................    811        23,519
Petroleo Brasileiro, SA--ADR................................  1,079        14,426
                                                                       ----------
                                                                           37,945
                                                                       ----------
FINLAND  4.3%
Nokia (Ab) Oyj (a).......................................... 10,230       136,740
Stora Enso Oyj Ser R........................................  5,945        58,252
                                                                       ----------
                                                                          194,992
                                                                       ----------
FRANCE  7.0%
Aventis, SA.................................................    788        35,786
BNP Paribas, SA.............................................  2,164        89,575
Lafarge, SA.................................................    479        27,882
Schneider Electric, SA......................................    934        40,635
TotalFinaElf, Class B, SA...................................    919       121,452
                                                                       ----------
                                                                          315,330
                                                                       ----------
GERMANY  6.0%
BASF, AG....................................................  1,976        72,038
Deutsche Telekom, AG........................................  5,400        62,109
Muenchener Rueckversicherungs-Gesellschaft, AG..............    172        15,496
Schering, AG................................................    731        27,351
Siemens, AG.................................................  1,222        48,449
Volkswagen, AG (a)..........................................  1,093        43,711
                                                                       ----------
                                                                          269,154
                                                                       ----------
HONG KONG  1.9%
China Mobile Communications Corp. (a)....................... 19,000        40,928
CLP Holdings, Ltd. ......................................... 11,000        45,134
                                                                       ----------
                                                                           86,062
                                                                       ----------
ISRAEL  0.8%
Teva Pharmaceutical Industries, Ltd.--ADR...................    970        36,647
                                                                       ----------


See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
ITALY  0.8%
UniCredito Italiano S.p.A. .................................  8,683    $   34,819
                                                                       ----------

JAPAN  17.6%
Canon, Inc. ................................................  2,000        72,241
Central Japan Railway Co. ..................................      7        42,634
Dai Nippon Printing Co., Ltd. ..............................  2,000        20,200
Fanuc, Ltd. ................................................  1,200        52,278
Fuji Television Network, Inc. ..............................      4        14,042
Fujitsu, Ltd. ..............................................  9,000        27,179
Furukawa Electric Co., Ltd. ................................  8,000        18,339
Kao Corp. ..................................................  1,000        21,106
Matsushita Electric Works Information System Co., Ltd. .....  4,000        35,495
Millea Holdings, Inc. ......................................      5        34,640
Mitsubishi Estate Co., Ltd. ................................  6,000        41,568
Mitsui Sumitomo Insurance Co., Ltd. ........................  7,000        32,805
Nissan Motor Co., Ltd. .....................................  2,000        15,007
NTT DoCoMo, Inc. ...........................................     23        43,387
Seven-Eleven Japan Co., Ltd. ...............................  1,000        23,390
Shionogi & Co., Ltd. .......................................  1,000        14,524
Sony Corp. .................................................  1,300        49,376
Sumitomo Trust and Banking Co., Ltd. .......................  8,000        27,949
Takeda Chemical Industries, Ltd. ...........................  1,000        36,882
Tokyo Gas Co., Ltd. ........................................ 18,000        54,511
Toshiba Corp. .............................................. 10,000        29,100
Toyota Motor Corp. .........................................  2,400        56,338
Yamanouchi Pharmaceutical Co., Ltd. ........................  1,000        27,239
                                                                       ----------
                                                                          790,230
                                                                       ----------
LUXEMBOURG  0.5%
Arcelor.....................................................  2,000        20,028
                                                                       ----------

MEXICO  1.1%
Cemex, SA de C.V. ..........................................  5,215        18,780
Wal-Mart de Mexico SA de C.V. .............................. 12,699        28,360
                                                                       ----------
                                                                           47,140
                                                                       ----------
NETHERLANDS  6.6%
DSM, NV (a).................................................  1,124        41,256
Koninklijke Philips Electronics, NV.........................  3,684        61,474
Royal Dutch Petroleum Co. (a)...............................  2,629       104,147
Unilever, NV................................................  1,600        90,720
                                                                       ----------
                                                                          297,597
                                                                       ----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
NORWAY  0.6%
Statoil, ASA................................................  3,460    $   26,562
                                                                       ----------

PORTUGAL  0.4%
Portugal Telecom, SGPS, SA (a)..............................  2,686        17,227
                                                                       ----------

REPUBLIC OF KOREA  2.2%
Kookmin Bank................................................    910        27,826
Samsung Electronics Co., Ltd., 144A-Private Placement--GDR
  (b).......................................................    586        69,294
                                                                       ----------
                                                                           97,120
                                                                       ----------
RUSSIA  1.0%
MMC Norilsk Nickel--ADR (a).................................    630        15,712
YUKOS Corp.--ADR............................................    176        28,512
                                                                       ----------
                                                                           44,224
                                                                       ----------
SINGAPORE  0.5%
United Overseas Bank, Ltd. .................................  4,000        23,946
                                                                       ----------

SOUTH AFRICA  1.4%
Gold Fields, Ltd. ..........................................  2,400        29,953
Sasol, Ltd. ................................................  2,907        34,107
                                                                       ----------
                                                                           64,060
                                                                       ----------
SWEDEN  0.6%
Nordea, AB..................................................  6,595        28,779
                                                                       ----------

SWITZERLAND  8.0%
Credit Suisse Group.........................................  2,726        50,766
Logitech International, SA (a)..............................  1,114        37,343
Nestle, SA..................................................    451        90,809
Novartis, AG................................................  1,094        40,182
Roche Holdings, AG..........................................    865        51,963
UBS, AG.....................................................  2,081        87,332
                                                                       ----------
                                                                          358,395
                                                                       ----------
TAIWAN-REPUBLIC OF CHINA  0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.--ADR (a).......  2,910        20,632
                                                                       ----------

UNITED KINGDOM  32.2%
3i Group Plc................................................  6,667        49,944
Amvescap Plc................................................ 15,591        72,323
Anglo American Plc..........................................  2,226        32,160
AstraZeneca Plc.............................................  1,530        49,314
Aviva Plc...................................................  5,296        32,985
Barclays Plc................................................ 10,840        62,610

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES     VALUE
UNITED KINGDOM (CONTINUED)
BHP Billiton Plc............................................  5,685    $   29,525
BP Plc...................................................... 16,046       101,013
British Airways Plc (a)..................................... 20,787        34,105
British Sky Broadcast Plc (a)...............................  2,844        28,131
BT Group Plc................................................ 19,944        51,319
Cadbury Schweppes Plc.......................................      1             4
Diageo Plc..................................................  3,644        36,130
GKN Plc.....................................................  7,022        17,406
GlaxoSmithKline Plc.........................................  8,006       140,614
HBOS Plc....................................................  4,663        48,582
HSBC Holdings Plc (a).......................................  8,996        96,841
Lloyds TSB Group Plc........................................  2,893        16,118
Marks & Spencer Group Plc...................................      1             2
National Grid Transco Plc................................... 12,953        83,173
Next Plc....................................................  1,640        20,648
Pearson Plc.................................................  3,550        26,818
Rentokil Initial Plc (a)....................................  8,840        25,425
Royal Bank of Scotland Group Plc (a)........................  1,300        29,727
SABMiller Plc...............................................  5,274        32,454
Smiths Group Plc............................................  4,311        40,979
Tesco Plc................................................... 16,342        41,665
Vodafone Group Plc.......................................... 97,852       175,174
Wolseley Plc................................................  2,853        22,494
WPP Group Plc...............................................  7,667        47,149
                                                                       ----------
                                                                        1,444,832
                                                                       ----------

TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $4,899,759).................................................    4,438,151

SHORT-TERM INVESTMENT  3.4%
  (Cost $151,000)...................................................      151,000
                                                                       ----------

TOTAL INVESTMENTS  102.3%
  (Cost $5,050,759).................................................    4,589,151
FOREIGN CURRENCY  0.0%
  (Cost $826).......................................................          869
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.3%).......................     (103,744)
                                                                       ----------

NET ASSETS  100.0%..................................................   $4,486,276
                                                                       ==========

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2003 (Unaudited)

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $5,050,759).........................  $4,589,151
Foreign Currency (Cost $826)................................         869
Cash........................................................         576
Receivables:
  Fund Shares Sold..........................................      31,478
  Investments Sold..........................................      13,853
  Dividends.................................................       8,393
  Expense Reimbursement from Adviser........................       7,018
Forward Foreign Currency Contracts..........................      18,856
Other.......................................................       5,248
                                                              ----------
    Total Assets............................................   4,675,442
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................     101,607
  Distributor and Affiliates................................      12,415
Accrued Expenses............................................      64,607
Trustees' Deferred Compensation and Retirement Plans........      10,537
                                                              ----------
    Total Liabilities.......................................     189,166
                                                              ----------
NET ASSETS..................................................  $4,486,276
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $5,259,826
Accumulated Undistributed Net Investment Income.............    (122,034)
Accumulated Net Realized Loss...............................    (208,925)
Net Unrealized Depreciation.................................    (442,591)
                                                              ----------
NET ASSETS..................................................  $4,486,276
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,039,985 and 392,733 shares of
    beneficial interest issued and outstanding).............  $     7.74
    Maximum sales charge (5.75%* of offering price).........         .47
                                                              ----------
    Maximum offering price to public........................  $     8.21
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $796,621 and 103,249 shares of beneficial
    interest issued and outstanding)........................  $     7.72
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $649,670 and 84,101 shares of beneficial
    interest issued and outstanding)........................  $     7.72
                                                              ==========

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2003 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,602)......  $  23,460
Interest....................................................        104
                                                              ---------
    Total Income............................................     23,564
                                                              ---------
EXPENSES:
Shareholder Reports.........................................     20,192
Investment Advisory Fee.....................................     16,286
Registration and Filing Fees................................     15,155
Shareholder Services........................................      9,545
Audit.......................................................      9,059
Accounting..................................................      8,822
Custody.....................................................      8,426
Trustees' Fees and Related Expenses.........................      6,567
Legal.......................................................      6,538
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,383, $1,356 and $2,310, respectively)....      5,049
Other.......................................................     15,820
                                                              ---------
    Total Expenses..........................................    121,459
    Expense Reduction ($16,286 Investment Advisory Fee and
      $67,625 Other)........................................     83,911
    Less Credits Earned on Cash Balances....................        129
                                                              ---------
    Net Expenses............................................     37,419
                                                              ---------
NET INVESTMENT LOSS.........................................  $ (13,855)
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $(187,698)
    Forward Foreign Currency Contracts......................     12,710
    Foreign Currency Transactions...........................         55
                                                              ---------
Net Realized Loss...........................................   (174,933)
                                                              ---------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (135,964)
                                                              ---------
  End of the Period:
    Investments.............................................   (461,608)
    Forward Foreign Currency Contracts......................     18,856
    Foreign Currency Translation............................        161
                                                              ---------
                                                               (442,591)
                                                              ---------
Net Unrealized Depreciation During the Period...............   (306,627)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS............................  $(481,560)
                                                              =========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(495,415)
                                                              =========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                                     SEPTEMBER 26, 2001
                                                                      (COMMENCEMENT OF
                                              SIX MONTHS ENDED    INVESTMENT OPERATIONS) TO
                                              FEBRUARY 28, 2003        AUGUST 31, 2002
                                              ---------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................     $  (13,855)             $    (2,699)
Net Realized Loss...........................       (174,933)                 (34,212)
Net Unrealized Depreciation During the
  Period....................................       (306,627)                (135,964)
                                                 ----------              -----------
Change in Net Assets from Operations........       (495,415)                (172,875)
                                                 ----------              -----------

Distributions from Net Investment Income:
  Class A Shares............................       (137,976)                 (25,778)
  Class B Shares............................        (49,832)                 (18,404)
  Class C Shares............................        (43,999)                 (17,849)
                                                 ----------              -----------
                                                   (231,807)                 (62,031)
                                                 ----------              -----------

Distributions from Net Realized Gain:
  Class A Shares............................            -0-                   (1,201)
  Class B Shares............................            -0-                     (907)
  Class C Shares............................            -0-                     (879)
                                                 ----------              -----------
                                                        -0-                   (2,987)
                                                 ----------              -----------
Total Distributions.........................       (231,807)                 (65,018)
                                                 ----------              -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES................................       (727,222)                (237,893)
                                                 ----------              -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................      2,599,668                2,657,366
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.....................        230,905                   65,018
Cost of Shares Repurchased..................       (746,212)              (1,355,354)
                                                 ----------              -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..............................      2,084,361                1,367,030
                                                 ----------              -----------
TOTAL INCREASE IN NET ASSETS................      1,357,139                1,129,137
NET ASSETS:
Beginning of the Period.....................      3,129,137                2,000,000
                                                 ----------              -----------
End of the Period (Including accumulated
  undistributed net investment income of
  ($122,034) and $123,628, respectively)....     $4,486,276              $ 3,129,137
                                                 ==========              ===========

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX         SEPTEMBER 26, 2001
                                                          MONTHS         (COMMENCEMENT
                                                          ENDED          OF INVESTMENT
CLASS A SHARES                                         FEBRUARY 28,      OPERATIONS) TO
                                                           2003         AUGUST 31, 2002
                                                       ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............   $  9.43            $ 10.00
                                                         -------            -------
  Net Investment Income/Loss (b)......................      (.02)               .03
  Net Realized and Unrealized Loss....................     (1.10)              (.28)
                                                         -------            -------
Total from Investment Operations......................     (1.12)              (.25)
                                                         -------            -------
Less:
  Distributions from Net Investment Income............       .57                .31
  Distributions from Net Realized Gain................       -0-                .01
                                                         -------            -------
Total Distributions...................................       .57                .32
                                                         -------            -------
NET ASSET VALUE, END OF THE PERIOD....................   $  7.74            $  9.43
                                                         =======            =======

Total Return (a)*.....................................   -12.44%**           -2.60%**
Net Assets at End of the Period (In millions).........   $   3.0            $   1.6
Ratio of Expenses to Average Net Assets (c)*..........     1.76%              1.78%
Ratio of Net Investment Income/Loss to Average Net
  Assets*.............................................     (.44%)              .33%
Portfolio Turnover....................................       18%**              62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)...........     6.39%             15.81%
Ratio of Net Investment Loss to Average Net Assets....    (5.08%)           (13.70%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended February 28, 2003 and .03% for the period ended August 31, 2002.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       SEPTEMBER 26, 2001
                                                        SIX MONTHS       (COMMENCEMENT
                                                          ENDED          OF INVESTMENT
CLASS B SHARES                                         FEBRUARY 28,      OPERATIONS) TO
                                                           2003         AUGUST 31, 2002
                                                       ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............   $  9.38            $ 10.00
                                                         -------            -------
  Net Investment Loss (b).............................      (.05)              (.04)
  Net Realized and Unrealized Loss....................     (1.11)              (.27)
                                                         -------            -------
Total from Investment Operations......................     (1.16)              (.31)
                                                         -------            -------
Less:
  Distributions from Net Investment Income............       .50                .30
  Distributions from Net Realized Gain................       -0-                .01
                                                         -------            -------
Total Distributions...................................       .50                .31
                                                         -------            -------
NET ASSET VALUE, END OF THE PERIOD....................   $  7.72            $  9.38
                                                         =======            =======

Total Return (a)*.....................................   -12.77%**           -3.37%**
Net Assets at End of the Period (In millions).........   $    .8            $    .9
Ratio of Expenses to Average Net Assets (c)*..........     2.51%              2.53%
Ratio of Net Investment Loss to Average Net Assets*...    (1.20%)             (.45%)
Portfolio Turnover....................................       18%**              62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)...........     7.14%             16.56%
Ratio of Net Investment Loss to Average Net Assets....    (5.84%)           (14.48%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5% charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended February 28, 2003 and .03% for the period ended August 31, 2002.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       SEPTEMBER 26, 2001
                                                        SIX MONTHS       (COMMENCEMENT
                                                          ENDED          OF INVESTMENT
CLASS C SHARES                                         FEBRUARY 28,      OPERATIONS) TO
                                                           2003         AUGUST 31, 2002
                                                       ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............   $  9.38            $ 10.00
                                                         -------            -------
  Net Investment Loss (b).............................      (.05)              (.04)
  Net Realized and Unrealized Loss....................     (1.11)              (.27)
                                                         -------            -------
Total from Investment Operations......................     (1.16)              (.31)
                                                         -------            -------
Less:
  Distributions from Net Investment Income............       .50                .30
  Distributions from Net Realized Gain................       -0-                .01
                                                         -------            -------
Total Distributions...................................       .50                .31
                                                         -------            -------
NET ASSET VALUE, END OF THE PERIOD....................   $  7.72            $  9.38
                                                         =======            =======

Total Return (a)*.....................................   -12.77%**           -3.37%**
Net Assets at End of the Period (In millions).........   $    .6            $    .6
Ratio of Expenses to Average Net Assets (c)*..........     2.51%              2.53%
Ratio of Net Investment Loss to Average Net Assets*...    (1.20%)             (.43%)
Portfolio Turnover....................................       18%**              62%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)...........     7.14%             16.56%
Ratio of Net Investment Loss to Average Net Assets....    (5.84%)           (14.47%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sale charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the six months ended February 28, 2003 and .03% for the period ended August 31, 2002.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen International Advantage Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust II, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investments in a diversified portfolio of equity securities of foreign issuers. The Fund commenced investment operations on September 26, 2001, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Also, if events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Asset Management Inc. (the "Adviser") in accordance with procedures established by the Fund's Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Forward foreign currency contracts are valued using quoted foreign exchange rates.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At February 28, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $5,074,539
                                                                ==========
Gross tax unrealized appreciation...........................    $  102,860
Gross tax unrealized depreciation...........................      (588,248)
                                                                ----------
Net tax unrealized depreciation on investments..............    $ (485,388)
                                                                ==========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2002 was as follows:

Distribution paid from:
  Ordinary income...........................................    $65,018
  Long-term capital gain....................................        -0-
                                                                -------
                                                                $65,018

    As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $132,073

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sales transactions.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the six months ended February 28, 2003, the Fund's custody fee was reduced by $129 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .90%
Next $500 million...........................................       .85%
Over $1 billion.............................................       .80%

    For the six months ended February 28, 2003, the Adviser voluntarily waived $16,286 of its investment advisory fee and $67,625 of other expenses. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended February 28, 2003, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. With respect to the Accounting Service agreement, the Adviser allocates the cost of such services to each fund with assets

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

exceeding $25 million. For the six months ended February 28, 2003, no cost was allocated to the Fund in regards to the Accounting Service agreement. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $6,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2003, the Fund recognized expenses of approximately $7,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $5,200 are included in "Other" assets on the Statement of Assets and Liabilities at February 28, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At February 28, 2003, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 88,147 shares of Class A, 65,512 shares of Class B, and 65,512 shares of Class C.

    For the six months ended February 28, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $135.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 28, 2003, capital aggregated $3,484,165, $975,937 and $799,724 for
Classes A, B, and C, respectively. For the six months ended February 28, 2003, transactions were as follows:

                                                              SHARES       VALUE
Sales:
  Class A...................................................  259,394    $2,195,056
  Class B...................................................    8,417        71,885
  Class C...................................................   37,798       332,727
                                                              -------    ----------
Total Sales.................................................  305,609    $2,599,668
                                                              =======    ==========
Dividend Reinvestment:
  Class A...................................................   16,539    $  137,608
  Class B...................................................    5,928        49,324
  Class C...................................................    5,286        43,973
                                                              -------    ----------
Total Dividend Reinvestment.................................   27,753    $  230,905
                                                              =======    ==========
Repurchases:
  Class A...................................................  (50,329)   $ (435,840)
  Class B...................................................   (7,789)      (66,450)
  Class C...................................................  (27,785)     (243,922)
                                                              -------    ----------
Total Repurchases...........................................  (85,903)   $ (746,212)
                                                              =======    ==========

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    At August 31, 2002, capital aggregated $1,587,341, $921,178 and $666,946 for
Classes A, B, and C, respectively. For the period ended August 31, 2002, transactions were as follows:

                                                               SHARES        VALUE
Sales:
  Class A...................................................   190,157    $ 1,965,370
  Class B...................................................    37,965        391,886
  Class C...................................................    27,720        300,110
                                                              --------    -----------
Total Sales.................................................   255,842    $ 2,657,366
                                                              ========    ===========
Dividend Reinvestment:
  Class A...................................................     2,604    $    26,980
  Class B...................................................     1,866         19,310
  Class C...................................................     1,810         18,728
                                                              --------    -----------
Total Dividend Reinvestment.................................     6,280    $    65,018
                                                              ========    ===========
Repurchases:
  Class A...................................................  (105,632)   $(1,124,609)
  Class B...................................................    (3,138)       (33,535)
  Class C...................................................   (20,728)      (197,210)
                                                              --------    -----------
Total Repurchases...........................................  (129,498)   $(1,355,354)
                                                              ========    ===========

    Class B shares, including any dividend reinvestment plan Class B Shares received there on, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 28, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $300 and CDSC on redeemed shares of approximately $3,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period ended February 28, 2003, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,485,553 and $651,535, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

    The following forward foreign currency contracts were outstanding as of February 28, 2003:

                                                                           UNREALIZED
                                                              CURRENT     APPRECIATION/
                                                               VALUE      DEPRECIATION
LONG CONTRACTS
Canadian Dollar,
  320,819 expiring 03/04/03.................................  $215,660       $ 6,016
  327,615 expiring 04/02/03.................................   219,939           858
Euro Currency,
  236,389 expiring 03/04/03.................................   254,778            33
  80,643 expiring 04/02/03..................................    86,824            12
Pound Sterling,
  180,000 expiring 03/04/03.................................   283,210        (1,199)
Swedish Krona,
  351,963 expiring 03/04/03.................................    41,388            46
  375,648 expiring 04/02/03.................................    44,087          (222)
Swiss Franc,
  115,000 expiring 03/04/03.................................    84,825           220
                                                                             -------
                                                                               5,764
                                                                             -------
SHORT CONTRACTS
Canadian Dollar,
  312,874 expiring 03/04/03.................................   210,319          (713)
Euro Currency,
  227,439 expiring 03/04/03.................................   245,132          (224)
Pound Sterling,
  180,000 expiring 03/04/03.................................   283,210        12,875
  194,000 expiring 04/02/03.................................   304,664         1,229
Swedish Krona,
  335,250 expiring 03/04/03.................................    39,423            79
Swiss Franc,
  115,000 expiring 03/04/03.................................    84,825          (180)
  60,000 expiring 04/02/03..................................    44,283            26
                                                                             -------
                                                                              13,092
                                                                             -------
                                                                             $18,856
                                                                             =======

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the

NOTES TO
FINANCIAL STATEMENTS

February 28, 2003 (Unaudited)

transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At February 28, 2003, there were no closed but unsettled forward commitments outstanding.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended February 28, 2003, are payments retained by Van Kampen of approximately $3,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $300.

    Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $17,100 and $0 for Class B and C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
185, 285, 385                                                  Member NASD/SIPC.
IA SAR 4/03                                                     10242D03-AP-4/03